UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2022

Olo Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40213	20-2971562
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

285 Fulton Street One World Trade Center 82nd Floor New York, NY		10007
(Address of Principal Executive Offices)		(Zip Code)
(212) 260-0895
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	OLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02. Results of Operations and Financial Condition.
On February 23, 2022, Olo Inc. issued a press release announcing its financial results for the year and quarter ended December 31, 2021. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
Item 7.01 Regulation FD Disclosure.
On February 23, 2022, Olo posted supplemental investor materials on its investors.olo.com website.

Olo announces material information to the public about Olo, its products and services, and other matters through a variety of means, including filings with the Securities and Exchange Commission, press releases, public conference calls, webcasts, the investor relations section of its website at investors.olo.com and its Twitter account @Olo in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.

The information in Item 2.02 and Item 7.01 this Current Report on Form 8-K, and the Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.         Description
99.1             Press Release, dated February 23, 2022, issued by Olo Inc.
104             Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Olo Inc.
Dated: February 23, 2022

By:	/s/ Noah H. Glass
Noah H. Glass Chief Executive Officer (Principal Executive Officer)